Exhibit 10.38

AMENDMENT NO. 1 TO IRREVOCABLE LETTER OF CREDIT NO. SM407968C

First Union National Bank, as trustee

800 East Main, Lower Mezzanine

Richmond, Virginia 23219

Attention: Corporate Trust Department

Ladies and Gentleman:

We hereby amend our irrevocable letter of credit no. SM407968C (the "Letter of Credit") as follows:

All references in the Letter of Credit and its Appendices to (i) Bonds shall refer to "Fresh Advantage, Inc. Taxable Variable Rate Demand Bonds, Series 2001, issued in the original aggregate principal amount of $9,000,000"; (ii) Indenture shall refer to "Trust Indenture, dated as of February 1, 2001, between Trustee and Issuer"; (iii) Issuer shall refer to "Fresh Advantage, Inc."; and (iv) Pledge Agreement shall refer to "Pledge Agreement, dated as of February 1, 2001, between the Bank and the Borrower. "

All other terms and conditions of the Letter of Credit shall remain in full force and effect.

Very truly yours,

FIRST UNION NATIONAL BANK

By:________________________________

Name:

Title:

DATE:_____________